Exhibit 99.1
The CFA Society of Minnesota Investor Conference John ElmoreVice Chairman Community Banking and Branch DeliveryKent StoneVice Chairman Consumer Banking Sales and Support August 1, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
U.S. Bancorp OverviewCapital ManagementConsumer and Small Business BankingSummary
U.S. Bancorp

U.S. Bancorp Dimensions

2Q13 Dimensions

Asset Size	$353 billion
Deposits	$252 billion
Loans	$228 billion
Customers	17.6 million
NYSE Traded	USB
Market Capitalization*	$69 billion
Founded	1863
Bank Branches	3,087
ATMs	5,032


Regional
Consumer & Business Banking and Wealth Management
Wealth Management offices in New York City and Naples and Palm Beach, Florida
National
Wholesale Banking and Wealth Management & Securities Services
International
Payments and Corporate Trust
Corporate Trust offices in London and Dublin

* As of July 26, 2013

usbancorp

5
U.S. Bancorp Dimensions Source: company reports, SNL and FactSetAssets and deposits as of 2Q13, market value as of July 26, 2013

Diversification

Revenue Mix By Business Line


Payment Services
26%
Wealth Mgmt and Securities Services
8%
Wholesale Banking and Commercial Real Estate
19%
Consumer and Small Business Banking
47%

Fee Income / Total Revenue


55%
50%
45%
40%
35%
50%
49%
46%
46%
46%
45%
2008
2009
2010
2011
2012
2Q13 YTD


55%
45%

2012 full year, taxable-equivalent basis
Excluding securities gains (losses) net

usbancorp

7
Performance Metrics Return onAverage Assets Return on AverageCommon Equity Efficiency Ratio Full Year 2012 2Q13 YTD (CHART) (CHART) (CHART) (CHART) (CHART) (CHART) Source: SNL and company reportsPeer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Loan and Deposit Growth $ in billions (CHART) (CHART) 6% 7% 8% 6% 9% 5% 11% 11% 7% 4% 4% 11% 13% 12% 10% 15% 7% 12% 24% Loans Deposits Prior 5 YearsAverage BalancesYear-Over-Year Growth Prior 5 QuartersAverage BalancesYear-Over-Year Growth 7%
Revenue Growth $ in millions, taxable-equivalent basis (CHART) (CHART) Prior 5 YearsYear-Over-Year Growth 4.4% 13.6% 8.9% 5.3% 6.2% Prior 5 QuartersYear-Over-Year Growth 8.1% 8.0% 0.2% (1.1%) (2.4%) USB RecordRevenue 2012
Credit Quality * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans *** Excluding $54 million of incremental charge-offs Net Charge-offs Nonperforming Assets* Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) (CHART) $468 (CHART) $433 $520 $538 $2,029 $2,256 $2,188 $2,088 $392 $1,921
U.S. Bancorp OverviewCapital ManagementConsumer and Small Business BankingSummary

Capital Management

Capital Position



$48
$36
$24
$12
$0
Tier 1 Capital
12.0%
9.0%
6.0%
3.0%
0.0%
Capital Ratios
9.6%
10.5%
10.8%
10.8%
11.0%
11.1%
6.8%
7.8%
8.6%
9.0%
9.1%
9.2%
$22.6
$25.9
$29.2
$31.2
$31.8
$32.2
2009
2010
2011
2012
1Q13
2Q13
Tier 1 Capital
Tier 1 Capital Ratio
Tier 1 Common Ratio

2Q13 Tier 1 Common Ratio Basel III:

8.6%*

Tier 1 Common Ratio Basel III Target:

Proposed Minimum	7.0%
+ Estimated Domestic SIFI Surcharge	0.5%
+ Internal Buffer	0.5%
= USB Target	8.0%

$ in billions; SIFI = systemically important financial institutions
* Estimated using final rules for Basel III standardized approach released July 2013 usbancorp 13
Capital Distributions Dividend increase announced June 18thAnnual dividend increased from $0.78 to $0.92, an 18% increaseOne year authorization to repurchase up to $2.25 billion of outstanding stock effective April 1, 2013Returned 73% of earnings to shareholders during 2Q13 Reinvest andAcquisitions Dividends ShareRepurchases 20 - 40% Targets: 30 - 40% 30 - 40% 27% 2Q13Actual: 43% 30% Earnings Distribution

Prudent Investment Strategy

Capital Expenditures


$4
$3
$2
$1
$0
+44%
$2.25
$3.24
2003 - 2007 Total
2008 - 2012 Total

Investments

- Mortgage banking
- In-store and on-site branches
- Wholesale banking expansion
- Ascent Private Capital Management
- International payments expansion
- Internet and mobile banking channels
- Tier 4 data center
- Call center telephony
- Distribution channel integration

$ in billions
Approved by Capital Expenditure Committee

usbancorp 15

Prudent Investment Strategy

Acquisitions

Payments

- Collective Point of Sale Solutions Ltd
- FSV Payment Systems
- TransCard's heavy truck fuel card network
- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- AIMS Logistics
- Numerous small portfolios
- Joint ventures:
  - Spain merchant services joint venture with Banco Santander
  - Brazil merchant services company


Consumer and Small Business Banking
Wholesale Banking and Commercial Real Estate
Payment Services
Wealth Management and Securities Services

Divestitures

- Divestiture of FAF Advisors long-term asset management business

Consumer and Wholesale

- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

Trust Businesses

- U.S. municipal bond trustee business of Deutsche Bank
- AIS Fund Administration
- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ
- Bond trustee business of First Citizens bank
- Mutual fund servicing division of Fiduciary Management, Inc usbancorp
16
Holding company as of July 26, 2013 Top of Class Debt Ratings op=outlook positiveon=outlook negatives=outlook stablewn=watch negativewp=watch positive
U.S. Bancorp OverviewCapital ManagementConsumer and Small Business BankingSummary
Full year 2012, excluding Treasury and Corporate Support Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Deposits 47% 39% 56% 50% Revenue Mix In-store and On-site Banking6% MetropolitanBanking24% CommunityBanking25% MortgageBanking32% ConsumerLending13% Consumer and Small Business Banking

Scale and Market Share

Scale

- 25 contiguous state distribution footprint
- #4 branch network in U.S
- #1 in-store and on-site branch network in U.S.
- #3 U.S. mortgage originator
- #3 Small Business Administration lender
- Leading auto lender

Market Share



+30%
2.0%
2.6%
1Q07
1Q13
Core Deposits
+643%
0.7%
5.2%
1Q07
1Q13
Home Mortgage Originations
+42%
1.9%
2.7%
1Q07
1Q13
Home Equity Loans / Lines
+6%
3.2%
3.4%
1Q07
1Q13
Consumer (non-mortgage) Loans

Source: SNL, Mortgagestats (full year 2012) and U.S. Small Business Administration usbancorp 20
2Q13 Branches Metro traditional offices Community traditional offices In-Store Offices On-Site Offices Branch Distribution 3,087 U.S. Bank branch offices5,032 U.S. Bank branded ATMs #4 branch network in U.S. with 25 contiguous state distribution footprint#1 in-store and on-site branch network
The Right Delivery Model Community Banking 1,108 Branches Full consumer and business banking services delivered through a relationship management model Metropolitan Banking 1,114 Branches Full consumer and small business banking services delivered through a relationship management model In-store/On-site Banking 865 Branches Small footprint branches in highly convenient locations Includes all in-store, corporate site, university and retirement locations 3,087 Branch Locations

Mortgage Banking

Mortgage Banking

- Continue to build a strong mortgage origination and servicing business through:
  - Industry leading client experience scores
  - Best in class operating ratios
  - Growth consistent with our risk management values
  - Penetration of core customer base
  - Steady growth of field sales force



Mortgage Originations
$90
$60
$30
$0
USB Rank #25
$22.3
USB Rank #3
$84.5
2006
2012



Mortgages Serviced for Others
$240
$160
$80
$0
USB Rank #16
$83
USB Rank #5
$216
2006
2012

$ in billions
Source: Mortgagestats

usbancorp

23
Auto Lending $ in millions Continued growth in auto loans and leases driven by high-quality originations (Indirect channel weighted average FICO 767, Direct channel weighted average FICO 750, Leases weighted average FICO 769)Low net charge-offs and delinquencies continue as used vehicle values remain strong Auto Lending (CHART) (CHART)
U.S. Bancorp OverviewCapital ManagementConsumer and Small Business BankingSummary

Summary

Long-term Goals	Current Status
▪ Optimal business line mix	✓ Four simple and stable business lines
▪ Investments generating positive returns	✓ Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions
▪ Profitability: • ROE 16-19% • ROA 1.60-1.90% • Efficiency Ratio low 50s	✓ 2Q13 Profitability: • ROE 16.1% • ROA 1.70% • Efficiency Ratio 51.7%
▪ Capital distributions: • Earnings distribution 60-80%	✓ 2Q13 Capital distributions: • Distributed 73% of earnings (dividends 30%, share repurchases 43%)

usbancorp 26

Appendix The CFA Society of Minnesota Investor Conference
Non-GAAP Financial Measures
Non-GAAP Financial Measures
The CFA Society of Minnesota Investor Conference